UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): May 25, 2020

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: [  ]

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STXS	NYSE American LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On May 25, 2020, Stereotaxis, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Consonance Capital Opportunity Master Fund, LP and P Consonance Opportunities Ltd. (collectively, the “Investors”) relating to the registered offering (the “Offering”) of 3,658,537 shares of the Company’s common stock, $0.001 par value (the “Shares”). The Investors have agreed to purchase the Shares pursuant to the Purchase Agreement at a price of $4.10 per share, which will result in approximately $15 million of gross proceeds to the Company before deducting expenses of the Offering.

The Offering is being made pursuant to a shelf registration statement on Form S-3 (File No. 333-237194) under the Securities Act of 1933, as amended, that the Company filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2020, and that was declared effective by the SEC on April 13, 2020, and a related prospectus supplement. The closing of the Offering is expected to take place on or about May 28, 2020, subject to the satisfaction of customary closing conditions.

On May 26, 2020, the Company issued a press release announcing that it had entered into the Purchase Agreement. The press release is filed herewith as Exhibit 99.1.

The foregoing description is qualified in its entirety by the terms of the Purchase Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 8.01.	Other Events.

In connection with the offer and sale of the Shares pursuant to the Registration Statement, as described under Item 1.01 above, the Company is filing this Current Report on Form 8-K to file the following exhibits to the Registration Statement, and such exhibits are hereby incorporated by reference into the Registration Statement: (i) the Purchase Agreement (Exhibit 10.1 to this Current Report on Form 8-K) and (ii) the opinion of counsel with respect to the status of the Shares (Exhibit 5.1 to this Current Report on Form 8-K).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

5.1	Opinion of Bryan Cave Leighton Paisner LLP

10.1	Securities Purchase Agreement between the Company and the Investors, dated as of May 25, 2020

23.1	Consent of Bryan Cave Leighton Paisner LLP (included in Exhibit 5.1)

99.1	Press Release dated May 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: May 26, 2020	By:	/s/ Kimberly R. Peery
	Name:	Kimberly R. Peery
	Title:	Chief Financial Officer